                          AGREEMENT OF EXISTING PARTNERS
                  OF RACKSPACE, LTD. TO FACILITATE PUBLIC OFFERING

       This Agreement is made this 27 day of March, 2000, by and between Rackspace, Ltd. ("Rackspace" or the "Company" or the "Partnership") and all of its present partners (which include Red Hat, Thomas Weisel and Norwest, as defined below), all of whom are signatories to this Agreement (the "Partners"). Rackspace.com, Inc., a newly formed, Delaware corporation, is also made a party
to this Agreement ("New Rackspace").   In addition, Brian Bell and Edwin Grubbs
are made parties to this agreement with respect to the partnership interests held by them as assignees.

NEW INVESTORS TO BE INCLUDED

       Under the terms of the Fourth Amendment to Agreement of Limited Partnership of Rackspace, Ltd., it is expressly contemplated that the General Partner may cause Rackspace to issue up to 530,035.34 Class C Units (the "Additional Units") to one or more additional persons or entities (the "New Investors"), provided that the aggregate purchase price per Unit is not less than $5.66 per Unit. The General Partner may also issue to the New Investors a warrant to purchase an amount of Class C Units determined by dividing $3,000,000 by the greater of the $18.24 or the mid-point in the filing range (the "Mid-point") set forth in the preliminary prospectus (commonly referred to as
the "red herring") which is first circulated by the Company.   It is the
intention and agreement of the parties hereto that such New Investors shall have the benefits and obligations of the Holders as set forth herein, and that they may become signatories to this Agreement without any further consent or agreement of the parties to this agreement.

CERTAIN REFERENCES

The Agreement of Limited Partnership of Rackspace, Ltd. and the four existing amendments thereto, are sometimes collectively referred to herein as the "Partnership Agreement." The Registration Rights Agreement dated November 30, 1999, as amended on February 22, 2000 is referred to as the "Rights Agreement." The Support Agreement dated December 29, 1998, as amended on November 30, 1999 and again on February 22, 2000 is referred to as the "Support Agreement." For the purposes of this agreement, Richard Yoo is referred to as "Yoo," Pat Condon is referred to as "Condon," Dirk Elmendorf is referred to as "Elmendorf," Trout, Ltd. is referred to as "Trout," Macroweb, LC is referred to as the "General Partner," First Inning Investors, L.P., is referred to as "First Inning," Isom Capital Partners I, L.P. is referred to as "Isom," The Hamilton Companies LLC is referred to as "Hamilton," Beaulieu River Capital LC is referred to as "Beaulieu," MiniPat & Company, Ltd. is referred to as "MiniPat," 2M Technology Ventures, L.P., is referred to as "2M," Trango Capital, L.L.C. is referred to as "Trango,"Red Hat, Inc. is referred to as "Red Hat," Norwest Venture Partners VII, L.P. is referred to as "Norwest," Tailwind Capital Partners 2000, L.P. is referred to as "Thomas Weisel," Graham M. Weston is referred to as "Weston," Morris A. Miller is referred to as

"Miller," Brian Bell is referred to as "Bell" and Edwin Grubbs is referred to herein as "Grubbs." The Partners, Bell, Grubbs and the New Investors are sometimes collectively referred to herein as the "Holders."



PURPOSE OF AGREEMENT

This Agreement is made by and amongst Rackspace, New Rackspace, the Holders and the New Investors, if any, to satisfy certain requirements and follow certain recommendations of the Underwriters (defined below) and to facilitate the registration and sale of the stock of New Rackspace in a public offering registered under the Securities Act of 1993 (inclusive of the sale of such stock, the "IPO") underwritten by Deutsche Bank, Securities, Inc., Bear, Stearns & Co. Inc. and Thomas Weisel Partners LLC and certain other underwriters (the "Underwriters"). The IPO will benefit the Holders as they will become shareholders of New Rackspace pursuant to the terms of this Agreement. This Agreement is entered into contemporaneously with the execution of the Fourth Amendment of the Partnership Agreement, whereby Red Hat, Thomas Weisel and Norwest become Class C Limited Partners of the Partnership.


ACTIONS TO BE TAKEN UNDER THIS AGREEMENT

END OF OPTION RIGHTS. The Underwriters have requested that Weston, Miller, Condon, Elmendorf and Yoo end their rights under Section 17 of the Second Amendment to the Partnership Agreement to forego salary and receive options to acquire additional interests in the Company (and New Rackspace, its successor). If these rights are not terminated, these individuals will have the right to acquire a substantial amount of New Rackspace's stock at prices substantially below market value which will likely result in large earnings charges against New Rackspace. Weston, Miller, Condon, Elmendorf and Yoo have agreed to waive these rights.

REGISTRATION RIGHTS.  Certain of the Partners have demand and piggyback
registration rights under the terms of the Rights Agreement.   Red Hat, Norwest,
Thomas Weisel and the New Investors do not have such registration rights, whether demand rights or piggyback rights. The parties desire to amend the existing Rights Agreement to include Red Hat, Norwest, Thomas Weisel and the New Investors as Investors under the Registration Rights Agreement.

CONVERSION TO CORPORATION. The General Partner has broad powers to cause the Company to convert to a corporation, including for the purpose of facilitating an IPO. In order to facilitate the description of the succession of Rackspace to New Rackspace, the underwriters have suggested that the Holders transfer all of their interests in the Partnership (the "Units") to New Rackspace, in exchange for common stock in New Rackspace (the "Common Stock"). The Partners have agreed to make this exchange pursuant to the terms of this Agreement and agree to allow this exchange, whether or not the IPO occurs.

AMENDMENT OF SUPPORT AGREEMENT. The parties desire to amend the Support Agreement to include as Class C Limited Partners, Red Hat, Norwest, Thomas Weisel and the New Investors.

       NOW, THEREFORE, FOR AND IN CONSIDERATION OF THE MUTUAL PROMISES HEREIN MADE, THE PARTIES AGREE AS FOLLOWS:

OPTIONS

TERMINATION OF OPTION RIGHTS. Provided that the IPO is completed by July 31, 2000, effective April 30, 2000, Miller, Weston, Yoo, Elmendorf and Condon will have no further right to forgo salary and receive options to acquire Units in the Company (or stock in New Rackspace) under Section 17 of the Second Amendment to the Partnership Agreement. Miller, Weston, Elmendorf and Condon each made an election on January 1, 2000 to receive options in lieu of salary. Yoo hereby waives his right to receive options under Section 17 in lieu of salary for the four-month period ending April 30, 2000. Commencing January 1, 2000 and ending April 30, 2000, Miller, Weston, Elmendorf and Condon will continue to forgo salary and receive options to acquire Units in accordance with the terms of
Section 17 of the Second Amendment to the Partnership Agreement.

SUPPORT AGREEMENT

AMENDMENT TO SUPPORT AGREEMENT. The Support Agreement, as amended, is further amended to include, for the purpose of Paragraph 1, Norwest, Red Hat, Thomas Weisel and the New Investors, as "Class C Limited Partners."



REGISTRATION RIGHTS

       1. CORRECTION TO REGISTRATION RIGHTS AGREEMENT. The Rights Agreement does not include Trango as an "Investor." The Rights Agreement is hereby amended to include Trango as an Investor, as if it had initially executed the Rights Agreement.

       2. LOCK-UP AGREEMENT. The Underwriters have required that each of the Holders agree not to sell their stock in New Rackspace for a period of 180 days following the IPO and the parties to the Rights Agreement are required to execute the same under the obligations set forth in the Rights Agreement. Therefore, each of the Holders agree to enter into the Lock-up Agreement attached as Exhibit A and deliver the same to the offices of the Company upon the execution of this Agreement.

       3. PIGGYBACK AND DEMAND REGISTRATION RIGHTS- RED HAT, THOMAS WEISEL, NEW INVESTORS, NORWEST. The parties agree that Red Hat, Norwest, New Investors and Thomas Weisel shall have piggyback and demand registration rights in accordance with the provisions of Section 2 and Section 3 of the Rights Agreement with respect to the Units held by them (and Common Stock acquired incident to the Exchange), shall be considered Holders of Registrable Securities with respect to all the Units (and Common Stock acquired incident to the Exchange) held by them for purposes of the Rights Agreement and each shall have all the benefits and obligations of an Investor under the Rights Agreement, the same as if they were direct signatories to the Rights Agreement. Upon the Exchange (as defined below), the parties agree that without further act of the parties, New Rackspace will be substituted in place of the Company for all purposes of the Rights Agreement.

       EXCHANGE OF INTERESTS

       EXCHANGE OF INTERESTS. To accomplish various business purposes, the General Partner of the Partnership has the ability to cause the Partnership to convert to a corporation. The Partnership Agreement specifically contemplates that the Company, through a successor entity, will have an IPO and the General Partner is given broad powers to change the form of the Company from a limited partnership to a corporation by merger or contribution of assets and liabilities, in order to effect an
       IPO.   In addition, if the Company does not have an IPO, the General
       Partner has determined that it may nevertheless be beneficial to convert to a corporation. At the request of the Underwriters, the General Partner desires that, rather than a merger or contribution of assets and liabilities, the Holders exchange their Units for Common Stock, and that this exchange occur with the possibility that the New Rackspace may not complete the IPO. The exchange will take place on a one Unit for one share of Common Stock basis, except for Yoo, Elmendorf, Condon, Bell, Grubbs and Macroweb, each of whom will receive slightly less than one share of Common Stock per Unit exchanged, and except for Trout, which will receive slightly more than one share of Common Stock per Unit exchanged. Each of the Holders agree that at such time that the General Partner contributes all of its Units to New Rackspace, the Units of such Holder and of all of the Holders, without any further act of the
       Holders, shall be transferred to New Rackspace in exchange for Common Stock in proportion to the Holders' positive Capital Account balances, adjusted by treating the Partnership as having liquidated and its property sold at fair market value, and gains and losses allocated in accordance with Section 11.4 of the Partnership Agreement, which
       proportions are set forth below (the "Exchange").   The Common Stock
       received from New Rackspace will have an appropriate legend indicating that it is subject to the restrictions contained in the Partnership Agreement (which restriction shall be removed after the IPO, if it occurs), and that it is restricted stock and may not be sold without an opinion of counsel to the satisfaction of New Rackspace that such sale will not be in violation of the provisions of the Securities Act of 1933. The

       Holders agree that no fractional shares of Common Stock will be issued, and as a result fractional Units shall be rounded to the nearest whole number as set forth below:






              Partner                   Units Exchanged        Common Stock to be
              -------                   ---------------        received upon Exchange
                                                               ----------------------
              Yoo                         3,600,000               3,565,714
              Condon                        800,000                 792,380
              Elmendorf                     400,000                 396,190
              Grubbs                         50,000                  49,523
              Bell                           50,000                  49,523
              Macroweb                       10,000                   9,904
              Trout                       7,232,856.2             7,279,619
              First Inning                  619,047.61              619,048
              Isom                        1,219,047.62            1,219,048
              Hamilton                      476,190.48              476,190
              Beaulieu                      357,142.86              357,143
              MiniPat                        95,238.10               95,238
              2M                            119,047.61              119,048
              Red Hat                       353,356.89              353,357
              Norwest                     1,015,901               1,015,901
              Thomas Weisel                  53,003.53               53,003
                                             ---------               ------

              Total                      16,450,831.94*          16,450,829*

       *Subject to adjustment for Units held by the New Investors which will be exchanged on a one Unit for one share of Common Stock basis and subject to further adjustment for the exchange of any Units issued pursuant to the Warrant in favor of Trango Capital, LLC (380,952.38 Units), or any other option holder, all of which will be exchanged on the basis of one share of Common Stock for each Unit exchanged.

       DIRECTORS/RIGHTS OF PARTNERS/PROXIES

       1.     DIRECTORS OF NEW RACKSPACE.   The Class C Units Holders, The
              Hamilton Companies, LLC and Trout have the right to appoint directors of New Rackspace under the terms of the Second Amendment
              to the Partnership Agreement (the "Voting Agreement").   However,
              these rights end when and if Trout, Ltd. waives its right to appoint five of the seven directors. Miller and Weston are
              currently the sole directors of New Rackspace.    In order to
              timely
              appoint five additional members to New Rackspace's board of directors, each of the Holders hereby grant to the General Partner, their irrevocable proxy to vote all of the shares of Common Stock in New Rackspace received by them as a result of the Exchange, to elect and name up to five additional members to the board of directors of New Rackspace. This proxy will expire on the earlier to occur of July 31, 2000, the date immediately prior to the IPO, or the date seven directors are named to New Rackspace's board of directors. The General Partner agrees to consult with each of the Partners prior to naming any of the
              directors.   Effective the date immediately prior to the IPO, the
              Voting Agreement will terminate. The General Partner agrees that it will not exercise the proxies granted under this paragraph in order to appoint persons who are related to Morris A. Miller or Graham M. Weston.

       2.     CONVERSION TO CORPORATION PRIOR TO IPO.   It is likely that the
              General Partner will determine that it is necessary to convert to a corporation at a time when it is not certain whether or not the
              Company will effect the IPO.   The Holders agree that all
              pre-emptive rights, rights of first refusal, share transfer restrictions, re-purchase rights, voting agreements, parallel exit rights and all other rights contained in the Partnership Agreement, and the Support Agreement that do not exist as a consequence of the application of the general corporate provisions of Delaware corporation law (collectively, the "Rights and Obligations"), shall be binding on and inure to the benefit of all New Rackspace's shareholders and on New Rackspace, the same as such Rights and Obligations are presently binding on the Partners and the Company; provided that all of such Rights and Obligations shall terminate immediately prior to the IPO. The parties also agree that the Support Agreement shall terminate immediately prior to the IPO. If, however, the IPO does not take place by July 31, 2000, New Rackspace agrees to prepare the documentation necessary to ensure that all such Rights and Obligations are binding on New Rackspace, the Holders and all other shareholders of New Rackspace (such documents are referred to as the "Documents"), with New Rackspace having the discretion, to the extent reasonably exercised, to modify such Rights and Obligations to the extent necessary to accommodate the differences between a limited partnership and a corporation. The Holders agree to execute Documents upon receipt so long as the Documents substantially conform to the Rights and Obligations set forth in the Partnership Agreement.

       3.     STOCK PLAN.   In order for New Rackspace to adopt a qualified
              incentive stock option plan, the shareholders of New Rackspace must adopt the plan. The General Partner has selected a highly flexible plan based upon the recommendations of its SEC counsel. In order to approve the plan prior to the IPO, the Holders each give the General Partner, their irrevocable proxy to approve the plan recommended by the Company's counsel. Therefore, each of the Holders give the General Partner their irrevocable proxy with respect to the Common Stock received by them incident to the Exchange, to exercise the voting rights of such stock to approve any incentive stock option plan

              (including qualified and non-qualified stock options), employee stock purchase plan, director option and compensation plan, and any other plan which is designed to enable New Rackspace to compensate, reward and/or incentivize its employees, agents, consultants and directors. This proxy will end on the earlier to occur of July 31, 2000 or the IPO.

       4.     INDEMNITY OF GENERAL PARTNER.   Upon the Exchange, Macroweb shall
              no longer be the general partner of Rackspace, Ltd., but rather Rackspace Management, LC shall be the new general partner. The Company acknowledges and agrees that the indemnity obligations contained in the Partnership Agreement shall continue to be enforceable by Macroweb and its members, officers and agents, against the Company and against New Rackspace, with respect to acts and omissions occurring while Macroweb was the general partner of the Company.

       MISCELLANEOUS

       1. REPRESENTATION The parties to this Agreement acknowledge that the law firm of Matthews and Branscomb, P.C. has assisted in the preparation of this document on behalf of and as counsel for Trout, Ltd. and the General Partner only, and further acknowledge that the Partnership will pay the fees and expenses associated with such services.

       2.     MULTIPLE COUNTERPARTS.   This Agreement may be executed in one or
              more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.


       Executed as of the date first written above.

                              RACKSPACE, LTD.

                              By:  Macroweb, LC
                              Its: General Partner

                                    /s/ Graham M. Weston
                                   -----------------------------------
                                   Graham M. Weston, Member

                                   /s/ Morris A. Miller
                                   -----------------------------------
                                   Morris A. Miller, Member


                              GENERAL PARTNER:

                              Macroweb, LC

                                    /s/ Morris A. Miller
                                   ---------------------------------------------
                                   Morris A. Miller, Member

                                    /s/ Graham M. Weston
                                   ---------------------------------------------
                                   Graham M. Weston, Member


                              LIMITED PARTNERS:

                               /s/ Richard Yoo
                              --------------------------------------------------
                              Richard Yoo

                              /s/ Dirk Elmendorf
                              --------------------------------------------------
                              Dirk Elmendorf

                              /s/ Patrick Condon
                              --------------------------------------------------
                              Patrick Condon


                              Trout, Ltd.
                              By:  Knightsbridge, L.C., General Partner

                                   By: /s/ Morris A. Miller
                                      -------------------------------------

                              Isom Capital Partners I, L.P.
                              By:  BESK Funding, Inc., General Partner

                                   By: /s/ S. James Bishkin
                                      -------------------------------------
                                        S. James Bishkin, President

                              First Inning Investors, L.P.
                              By:  Trango Capital L.L.C., General Partner

                                   By: /s/ Quincy J. Lee
                                      -------------------------------------
                                        Quincy J. Lee, Manager

                              The Hamilton Companies LLC

                                   By:  /s/ Frederick Hamilton
                                      -------------------------------------

                              Beaulieu River Capital LC (formerly,
                              Weston Investment Interest, L.L.C.)

                              By: /s/ Graham Weston
                                 ------------------------------------------

                              Title:  Member
                                    ---------------------------------------

                              MiniPat & Company, Ltd.

                              By:  /s/ Patrick Condon
                                 ------------------------------------------


                              2M Technology Ventures, L.P.
                              By:  2M Technology Group, L.L.C.
                                   Its: General Partner

                              By:  /s/ Steven Leeke
                                 ------------------------------------------

                              Red Hat, Inc.

                              By:  /s/ Walter McCormick
                                 ------------------------------------------


                              Norwest Venture Partners VII, L.P.

                              By:  /s/ George Still, Jr.
                                 ------------------------------------------
                                   General Partner

                               /s/ Brian Bell
                              ---------------------------------------------
                              Brian Bell

                               /s/ Edwin Grubbs
                              ---------------------------------------------
                              Edwin Grubbs

                              Tailwind Capital Partners 2000, L.P.

                              By:  Thomas Weisel Capital Partners LLC,
                                   general partner

                                   By: /s/ David A. Baylor
                                      ---------------------------
                                   David A. Baylor, General Counsel



                              NEW INVESTORS:

                          AGREEMENT OF EXISTING PARTNERS
                  OF RACKSPACE, LTD. TO FACILITATE PUBLIC OFFERING
                     Separate Signature Page for New Investors




With respect to the 466,431 Class C Units purchased by Sequoia Capital Franchise Fund for $2,640,000.

Sequoia Capital Franchise Fund

By: /s/ illegible
   --------------------------



With respect to the 63,604 Class C Units purchased by Sequoia Capital Franchise Partners for $360,000.
Sequoia Capital Franchise Partners

By: /s/ illegible
   --------------------------



RACKSPACE, LTD.

By:  Macroweb, LC, general partner

     By: /s/ Graham Weston
        --------------------------

     Its:  Member
         --------------------------

                          FIRST AMENDMENT TO
                    AGREEMENT OF EXISTING PARTNERS
            OF RACKSPACE, LTD. TO FACILITATE PUBLIC OFFERING



The First Amendment to Agreement of Existing Partners of Rackspace, Ltd. to Facilitate Public Offering (this "Amendment") is made effective the 10th day of May, 2000 by and between Rackspace, Ltd. ("Rackspace" or the "Company" or the "Partnership") and all of its present partners. Rackspace.com, Inc., a newly formed, Delaware corporation, is also made a party to this Agreement ("New Rackspace"). In addition, Brian Bell and Edwin Grubbs are made parties to this amendment with respect to the partnership interests held by them as assignees. This Amendment amends the Agreement of Existing Partners of Rackspace, Ltd. to Facilitate Public Offering dated March 28, 2000 (the "Agreement"). The purpose of this Amendment is to increase the number of share of Common Stock that each Unit holder of the {Partnership will receive the exchange. The Section of the Agreement entitled "EXCHANGE OF INTERESTS" is hereby amended in its entirety as follows:

          EXCHANGE OF INTERESTS. To accomplish various business purposes, the General Partner of the Partnership has the ability to cause the Partnership to convert to a corporation. The Partnership Agreement specifically contemplates that the Company, through a successor entity, will have an IPO and the General Partner is given broad powers to change the form of the Company from a limited partnership to a corporation by merger or contribution of assets and
          liabilities, in order to effect an IPO.   In addition, if the
          Company does not have an IPO, the General Partner has determined that it may nevertheless be beneficial to convert to a corporation. At the request of the Underwriters, the General Partner desires that, rather than a merger or contribution of assets and liabilities, the Holders exchange their Units for Common Stock, and that this exchange occur with the possibility that the New Rackspace may not complete the IPO. The exchange will take place on a one Unit for 1.2 shares of Common Stock basis, except for Yoo, Elmendorf, Condon, Bell, Grubbs and Macroweb, each of whom will receive slightly less than 1.2 shares of Common Stock per Unit exchanged, and except for Trout, which will receive slightly more than 1.2 chares of Common Stock per Unit exchanged. Each of the Holders agree that at such time that the General Partner contributes all of its Units to New Rackspace, the Units of such Holder and of all of the Holders, without any further act of the Holders, shall be transferred to New Rackspace in exchange for Common Stock in proportion to the Holders' positive Capital Account Balances, adjusted by treating the Partnership as having liquidated and its property sold at fair market value, and gains and losses allocated in accordance with Section 11.4 of the Partnership Agreement, which proportions are set forth below (the "Exchange"). The Common Stock received from New Rackspace will have an appropriate legend indicating that it is subject to the restrictions contained in the Partnership Agreement (which restriction shall be removed after the IPO, if it occurs), and that it is restricted stock and maynot be sold without an opinion of counsel to teh satisfaction of New Rackspace that such sale will not be in violation of the provisions of the Securities Act of 1933. The Holders agree that no fractional shares of Common Stock will be issued, and as a result fractional Units shall be rounded to the nearest whole number as set forth below:


Partner                       Units Exchanged           Common Stock to be
                                                      Received upon Exchange
Richard Yoo                     3,600,000                   4,278,857
Patrick Condon                    800,000                     950,857
Dirk Elmendorf                    400,000                     475,429
Edwin Grubbs                       50,000                      59,428
Brian Bell                         50,000                      59,428
Macroweb, LC                       10,000                      11,885
Trout, Ltd.                     7,232,856.2                 8,735,543
First Inning Investors, L.P.      619,047.61                  742,858
Isom Capital Partners, I, L.P.  1,219,047.62                1,462,858
The Hamilton Companies            476,190.48                  571,428
Beaulieu River Capital LC         357,142.86                  428,572
MiniPat & Company, Ltd.            95,238.10                  114,286
2M Techology Ventures, L.P.       119,047.61                  142,858
Red Hat, Inc.                     353,356.89                  424,028
Norwest Venture Partners
  VII, L.P.                     1,015,901                   1,219,081
Tailwind Capital Partners
  2000, L.P.                       53,003.53                   63,604
Sequoia Capital Franchise Fund    466,431.09                  559,717
Sequoia Capital Franchise
  Partners                         63,604.24                   76,325

Total                          16,980,867                  20,377,042



          It is further agreed that all holders of existing options and warrants granted by the Partnership will receive 1.2 shares of common stock for each Unit they are entitled to receive under the applicable options and warrants, subject to any subsequent stock split, reverse split or other recapitalization of Newco.

          MULTIPLE COUNTERPARTS.   This Agreement may be executed in one or
          more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

          Executed as of the date first written above.

                                          RACKSPACE, LTD.

                                          By:   Macroweb, LC
                                          Its:  General Partner

                                                -----------------------------
                                                Graham M. Weston, Member

                                                -----------------------------
                                                Morris A. Miller, Member

                                          RACKSPACE.COM, INC.

                                          By:
                                             ---------------------------

                                          Its:
                                              --------------------------

                                          GENERAL PARTNER:

                                          Macroweb, LC

                                                -----------------------------
                                                Morris A. Miller, Member

                                                -----------------------------
                                                Graham M. Weston, Member


                                          LIMITED PARTNERS:


                                                -----------------------------
                                                Richard Yoo

                                                -----------------------------
                                                Dirk Elmendorf

                                                -----------------------------
                                                Patrick Condon

                                          Trout, Ltd.
                                          By:   Knightsbridge, L.C., General
                                                Partner

                                                By:
                                                   --------------------------

                                                Its:
                                                    -------------------------

                                          Isom Capital Partners I, L.P.
                                          By:   BESK Funding, Inc., General
                                                Partner

                                                By:
                                                   --------------------------
                                                   S. James Bishkin, President

                                          First Inning Investors, L.P.
                                          By:   Trango Capital L.L.C., General
                                                Partner

                                                By:
                                                   --------------------------
                                                   Quincy J. Lee, Manager

                                           The Hamilton Companies LLC

                                                By:
                                                   --------------------------

                                                Title:
                                                      -----------------------



                                           Beaulieu River Capital LC (formerly,
                                           Weston Investment Interest, L.L.C.)

                                                By:
                                                   --------------------------

                                                Title:
                                                      -----------------------



                                           MiniPat & Company, Ltd.

                                                By:
                                                   --------------------------

                                                Title:
                                                      -----------------------



                                           2M Technology Ventures, L.P.
                                           By:  2M Technology Group, L.L.C.
                                                Its: General Partner

                                                By:
                                                   --------------------------

                                                Its:
                                                    -------------------------

                                           Red Hat, Inc.

                                           By:
                                              -------------------------------

                                           Its:
                                               ------------------------------



                                           Norwest Venture Partners VII, L.P.

                                           By:
                                              -------------------------------
                                              General Partner

                                                By:
                                                   --------------------------

                                                Its:
                                                    -------------------------

                                           ------------------------------------
                                           Brian Bell

                                           ------------------------------------
                                           Edwin Grubbs



                                           Tailwind Capital Partners 2000, L.P.

                                                By:   Thomas Weisel Capital
                                                      Partners, LLC,
                                                      general partner

                                                By:
                                                   --------------------------
                                                David A. Baylor, General Counsel


                                           Sequoia Capital Franchise Fund

                                           By:
                                              -------------------------------

                                           Its:
                                               ------------------------------

                                           Sequoia Capital Franchise Partners

                                           By:
                                              -------------------------------

                                           Its:
                                               ------------------------------